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                                                                   EXHIBIT 10.11

                              AMENDMENT NUMBER TWO
                                       TO
                           MASTER REPURCHASE AGREEMENT
                         DATED AS OF SEPTEMBER 2, 2005,
                                     BETWEEN
                         BANK OF AMERICA, N.A., AS BUYER
                                       AND
   NEW CENTURY MORTGAGE CORPORATION, HOME123 CORPORATION, NEW CENTURY CREDIT
               CORPORATION AND NC CAPITAL CORPORATION, AS SELLERS
                                       AND
                 NEW CENTURY FINANCIAL CORPORATION, AS GUARANTOR

     This AMENDMENT NUMBER TWO TO MASTER REPURCHASE AGREEMENT (this "Amendment"), dated as of April 26, 2006 (the "Effective Date") is entered into between NEW CENTURY MORTGAGE CORPORATION, HOME123 CORPORATION, NEW CENTURY CREDIT CORPORATION and NC CAPITAL CORPORATION ("Sellers"), NEW CENTURY FINANCIAL CORPORATION ("Guarantor") and BANK OF AMERICA, N.A. ("Buyer").

                                    RECITALS

     A. Sellers, Guarantor and Buyer entered into that certain Master Repurchase Agreement dated as of September 2, 2005 (the "Repurchase Agreement").

     B. Buyer, Guarantor and Sellers each desire to modify the terms of the Repurchase Agreement as set forth in this Amendment.

     C. Sellers, Guarantor and Buyer each have agreed to execute and deliver this Amendment on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Repurchase Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the following:

1. Miscellaneous. For all purposes of this Amendment, except as otherwise expressly provided or unless the context otherwise requires, (a) unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed to them by the Repurchase Agreement, (b) the capitalized terms expressly defined in this Amendment have the meanings assigned to them in this Amendment and include (i) all genders and (ii) the plural as well as the singular, (c) all references to words such as "herein", "hereof" and the like shall refer to this Amendment as a whole and not to any particular article or section within this Amendment, (d) the term "include" and all variations thereon shall mean "include without limitation", and (e) the term "or" shall include "and/or".

2. Amendments to the Repurchase Agreement.

     (a) In Section 2(a) the definition of Transaction Base Certificate shall be deleted and replaced it its entirety with the following:

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          "Transaction Base Certificate" means the Transaction Base Certificate provided by the Custodian in accordance with the Custodial Agreement.

     (b) The text in Section 37 shall be deleted and shall be replaced with "Reserved".

     (c) The text in Exhibit C shall be deleted and shall be replaced with "Reserved".

4. No Other Changes. Except as expressly modified or amended in this Amendment, all of the terms, covenants, provisions, agreements and conditions of the Repurchase Agreement are hereby ratified and confirmed in every respect and shall remain unmodified and unchanged and shall continue in full force and effect.

5. Representations. In order to induce the Buyer to execute and deliver this Amendment, the Sellers hereby represent to the Buyer that as of the date hereof, after giving effect to this Amendment, the Sellers are in full compliance with all of the terms and conditions of the Repurchase Agreement and no Default or Event of Default has occurred and is continuing under the Repurchase Agreement.

6. Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

7. Governing Law; Waiver of Jury Trial. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflicts of laws principles. The parties hereto each hereby waive the right of trial by jury in any litigation arising hereunder.

                            [Signature page follows]


                                       -2-

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     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment Number Two to the Master Repurchase Agreement as of the date first above written.

                                        BANK OF AMERICA, N.A., as Buyer


                                        By: /s/ Garrett Dolt
                                            ------------------------------------
                                        Name: Garrett Dolt
                                        Title: Principal


                                        NEW CENTURY MORTGAGE CORPORATION, as
                                        Seller, jointly and severally


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: Executive Vice President


                                        HOME123 CORPORATION, as Seller, jointly
                                        and severally


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: Executive Vice President


                                        NEW CENTURY CREDIT CORPORATION, as
                                        Seller, jointly and severally


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: President


                                        NC CAPITAL CORPORATION, as Seller,
                                        jointly and severally


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: President

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Acknowledged and Agreed:

NEW CENTURY FINANCIAL CORPORATION,
as Guarantor


By: /s/ Kevin Cloyd
    ---------------------------------
Name: Kevin Cloyd
Title: Executive Vice President